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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 14, 1998


                               GRAND CASINOS, INC.
             (Exact name of registrant as specified in its charter)


       MINNESOTA                        0-19565                  41-1689535
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)








130 CHESHIRE LANE, MINNETONKA, MINNESOTA                             55305
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (612) 449-9092


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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                         Exhibit Index Appears on Page 3




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ITEM 5.  OTHER EVENTS.

         Grand Casinos, Inc. ("Grand"), Hilton Hotels Corporation ("Hilton", and together with Grand, the "Companies") and Park Place Entertainment Corporation ("Park Place") publicly filed a registration statement on Form S-4 with the Securities and Exchange Commission which also constitutes the Preliminary Joint Proxy Statement/Prospectus (as amended, the "Registration Statement") of the Companies. For purposes of the Registration Statement, Park Place is the Registrant. As indicated in the press release dated October 14, 1998, which is filed as Exhibit 99.1 to this Form 8-K, and incorporated herein by reference, the contents of the Proxy Statement were filed publicly with the Securities and Exchange Commission ("SEC") on October 14, 1998 on Form S-4. The Registration Statement can be read in its entirety by accessing the SEC's EDGAR database at "http://www.sec.gov" and searching for Park Place Entertainment Corporation.
The SEC file number of the document is 333-65645.

         Grand's Press Release dated October 20, 1998, which is filed as Exhibit
99.2 to this Form 8-K, is also incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated October 14, 1998.

99.2     Press Release dated October 20, 1998.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               GRAND CASINOS, INC.
                                               (Registrant)



Date: October 20, 1998                         By: /s/ Timothy Cope
                                                   -----------------------------
                                               Name: Timothy Cope
                                               Title:   Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION                                             PAGE
-----------       -----------                                             ----

    99.1          Press Release............................................ 4

    99.2          Press Release.............................................7






































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